Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

The Group evaluated subsequent events through September 9, 2026, the date on which the unaudited condensed consolidated financial statements were available to be issued. The Group identified the following subsequent events requiring disclosure in the unaudited condensed consolidated financial statements:

On July 17, 2026, the Group fully repaid the outstanding principal amount of $3,000,000 under its 3M USD Commercial Paper Series 004.

On July 18, 2026, the Group completed the offering of its 3M USD Commercial Paper Series 005 and successfully raised $3,000,000 through ADDX, a private market platform regulated by the Monetary Authority of Singapore. The commercial paper bears interest at a rate of 6.25% per annum and has a tenor of three months.

On August 4, 2026, the Group fully repaid its outstanding trade financing balance of $1,388,443.